Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               127,803            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                          %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               127,803            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELEPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                 %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               41                 0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               0                 0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                          %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               41                 0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               0                 0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               10                 0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               0                 0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                          %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               10                 0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               0                 0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (  )                        (X )                 ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               0                  0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                              0                  0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELEPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (  )                        (X )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (   )                       ( X )               ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (  )                        ( )                 ( X )                    ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               1,792            0                0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                              1,794            0                0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               1,792            0                0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                              1,794            0                0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELEPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (   )                       ( )                  ( X )                     ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                      %
 Derivatives                 Securities Characteristics (2)                                    Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Subsidary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (  )                        ( )                 ( X )                     ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (   )                       ( )                  ( )                    ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                      %
 Derivatives                 Securities Characteristics (2)                                    Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities/          Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELEPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (   )                       ( )                  ( )                    ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                             Amazonia Celular Logo

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In July 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Subsidary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------
  Group and                  (   )                       ( )                  ( )                    ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees


-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                                                %
 Derivatives                 Securities Characteristics (2)                   Quantity         Same Class        Total
                                                                                               and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------
 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         %
 Securities/        Securities Characteristics (2)                            Quantity     Same Class
 Derivatives                                                                                 and Type        Total
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.